UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2024

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

On September 23, 2024, Riot Platforms, Inc. (together with its consolidated subsidiaries, “Riot”) and Bitfarms Ltd. (“Bitfarms”) entered into a settlement agreement (the “Agreement”), pursuant to which (i) Andrés Finkielsztain resigned from the board of directors of Bitfarms (the “Board”); (ii) Amy Freedman was appointed to the Board, the Governance and Nominating Committee and the Compensation Committee of the Board, and will be appointed to each “special committee” of independent directors of the Board that is currently constituted or may be constituted from time to time provided that she is independent for purposes of the mandate of the “special committee”; and (iii) Riot has withdrawn its requisition for a special meeting of shareholders of Bitfarms.

The Agreement provides that Bitfarms will hold a special meeting of shareholders no later than November 20, 2024, at which shareholders of Bitfarms will be asked to approve an expansion of the Board to six members, to elect a new independent director nominated by the Board, and to ratify the shareholder rights plan adopted by the Board on July 24, 2024. Riot has agreed to vote in favor of these matters at the special meeting.

Under the terms of the Agreement, Bitfarms has agreed that if, prior to the expiration of the Term (as defined below), Ms. Freedman ceases to serve as a director of Bitfarms, Riot shall be entitled to nominate an individual to replace Ms. Freedman as a director, provided such individual, among other things, satisfies applicable corporate, securities and stock exchange laws and rules, and is “independent” under such laws and rules. Riot also agreed that if, prior to the expiration of the Term, the directors/nominees proposed by the Board to be elected include Ms. Freedman or any replacement nominated by Riot, Riot will vote all common shares of Bitfarms (the “Common Shares”) it beneficially owns in favor of the election of each member of the Board. As used in the Agreement, “Term” means the period from the date of the Agreement until the earlier of (i) June 1, 2026; and (ii) the business day following Bitfarms’ 2026 annual meeting of shareholders; provided that the Agreement shall not be enforceable if at any time during the Term Riot ceases to beneficially own at least 7.5% of the issued and outstanding Common Shares.

Bitfarms has also agreed in the Agreement to provide Riot with certain rights to purchase Common Shares, provided that Riot holds 15% or more of the outstanding Common Shares, subject to certain exceptions.

Under the terms of the Agreement, the Riot has agreed to standstill provisions that will be in effect until the expiration of the Term, unless earlier terminated, which restrict Riot from, among other things, (i) acquiring or proposing to acquire 20% or more of the outstanding Common Shares other than for the sole purpose of, or in connection with making, a take-over bid that is not exempt from the provisions of National Instrument 62-104 – Take-over Bids and Issuer Bids pursuant to Part 4 thereof; (ii) voting its Common Shares in a manner inconsistent with the Agreement; (iii) taking certain actions to remove any director of Bitfarms; (iv) acquiring or disposing of derivatives related to Bitfarms or the Common Shares, other than for the purpose of reducing Riot’s economic or voting exposure to the Common Shares; and (v) instituting litigation against Bitfarms or its current or former affiliates, with certain exceptions. Nothing in the standstill provisions prohibits Riot from providing its views privately to Bitfarms, including making any confidential proposal to the Board that would not reasonably be expected to be required to be made public by either Riot or Bitfarms. The standstill provisions will automatically terminate if: (i) Bitfarms is in material breach of the Agreement and such breach is not cured as specified in the Agreement; (ii) Bitfarms enters into an agreement with another person or group pursuant to which such other person or group would acquire at least 50% of the Common Shares or assets having an aggregate value exceeding 50% of the aggregate enterprise value of Bitfarms; or (iii) a third party commences a take-over bid to acquire more than 50% of the Common Shares and the Board does not recommend that Bitfarms’ shareholders reject such take-over bid.

The Agreement also includes a customary mutual non-disparagement provision.

The foregoing summary of the Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On September 23, 2024, Riot and Bitfarms also issued a joint press release (the “Joint Press Release”) announcing that they had entered into the Agreement. The foregoing summary of the Joint Press Release is not intended to be complete and is qualified in its entirety by reference to the full text of the Joint Press Release, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

In addition, on September 23, 2024, Riot issued a separate press release in accordance with applicable Canadian securities laws announcing that it had entered into the Agreement with Bitfarms. The foregoing summary of such press release is not intended to be complete and is qualified in its entirety by reference to the full text of the press release, which is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

Statements contained herein that are not historical facts constitute “forward-looking statements” and “forward-looking information” (together, “forward-looking statements”) within the meaning of applicable U.S. and Canadian securities laws that reflect management’s current expectations, assumptions, and estimates of future events, performance and economic conditions. Such forward-looking statements rely on the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934 and the safe harbor provisions of applicable Canadian securities laws. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words and phrases such as “anticipate,” “believe,” “combined company,” “create,” “drive,” “expect,” “forecast,” “future,” “growth,” “intend,” “hope,” “opportunity,” “plan,” “potential,” “proposal,” “synergies,” “unlock,” “upside,” “will,” “would,” and similar words and phrases are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements concerning: uncertainties as to whether Bitfarms will enter into discussions with Riot regarding a proposed combination of Riot and Bitfarms; the outcome of any such discussions, including the terms and conditions of any such potential combination; the future performance, liquidity and financial position of the combined company, and its ability to achieve expected synergies; and uncertainties as to timing of the special meeting of Bitfarms shareholders or the outcome. Such forward-looking statements are not guarantees of future performance or actual results, and readers should not place undue reliance on any forward-looking statement as actual results may differ materially and adversely from forward-looking statements. Detailed information regarding the factors identified by the management of Riot, which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this Current Report on Form 8-K (the “Report”), may be found in Riot’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024, and the other filings Riot has made or will make with the SEC after such date, copies of which may be obtained from the SEC’s website at www.sec.gov. All forward-looking statements contained herein are made only as of the date hereof, and Riot disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by applicable law.

No Offer to Purchase or Sell Securities

This Report is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer, or an intention to offer, to subscribe for or buy or an invitation to purchase or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Such an offer to purchase securities would only be made pursuant to a registration statement, prospectus, tender offer, takeover bid circular, management information circular or other regulatory filing filed by Riot with the SEC and available at www.sec.gov or filed with applicable Canadian securities regulatory authorities on SEDAR+ and available at www.sedarplus.ca.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99.1	Settlement Agreement by and between Riot and Bitfarms, dated September 23, 2024 (incorporated by reference to Exhibit 1 to Riot’s Schedule 13D/A, filed with the SEC on September 23, 2024 (the “Schedule 13D/A”)).
99.2	Joint Press Release of Riot and Bitfarms, dated September 23, 2024 (incorporated by reference to Exhibit 2 to the Schedule 13D/A).
99.3	Riot Press Release, dated September 23, 2024 (incorporated by reference to Exhibit 3 to the Schedule 13D/A).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: September 23, 2024